UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                               ------------------


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                               ------------------



     Date of Report (Date of earliest event reported): March 12, 1997
                                                       --------------


                                  SERAGEN, INC.
                                  -------------
             (Exact name of registrant as specified in its charter)


        DELAWARE                    0-19855                  04-2662345
        --------                    -------                  ----------
     (State or other              (Commission              (IRS Employer
     jurisdiction of              File Number)           Identification No.)
     incorporation)


                 97 SOUTH STREET, HOPKINTON, MASSACHUSETTS 01748
                 -----------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code; (508) 435-2331

                               Page 1 of 5 pages
                             Exhibit Index on page 4

Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
------------------------------------------------------

On March 12, 1997, the Board of Directors of Seragen, Inc. (the "Company") at the recommendation of the Company's Audit Committee voted to replace Coopers & Lybrand L.L.P. with Arthur Andersen LLP as the Company's independent accountants effective March 12, 1997. Coopers & Lybrand L.L.P.'s reports for the last two fiscal years contained no adverse opinions, disclaimers, or qualifications or modifications as to uncertainty, audit scope or accounting principles, except that the report on the 1995 financial statements included an explanatory paragraph concerning factors which raise substantial doubt about the Company's ability to continue as a going concern and during such two fiscal year period and the subsequent interim period since then, there have been no disagreements with Coopers & Lybrand L.L.P. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Coopers & Lybrand L.L.P., would have caused it to make reference to the subject matter of the disagreement in connection with its reports.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number      Description
--------------      -----------

    16.1            Letter regarding change in certifying accountant

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Seragen, Inc.
                                        -------------
                                        (Registrant)


   Date:  March 12, 1997                /s/ Reed R. Prior
                                        -----------------
                                        Reed R. Prior
                                        Chairman and Chief Executive Officer

                                  EXHIBIT INDEX
                                  -------------

Exhibit                                                    Sequential
Number            Description                             Page Number
-------           -----------                             -----------

16.1              Letter regarding change in                 5
                  certifying accountant